MEMORANDUM OF AGREEMENT

(Expense Limitations)

This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

For the Contractual Limits (listed in Exhibits A – D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A – D (the “Expiration Date”) that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

For the Voluntary Limits (listed in Exhibits A – D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO MANAGEMENT TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SECURITIES TRUST

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits

to this Memorandum of Agreement

By:

Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:

Title:	Senior Vice President

EXHIBIT “A” – RETAIL FUNDS1

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Franchise Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco California Tax-Free Income Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	1.50% 2.00% 2.00% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Core Plus Bond Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.86% 1.61% 1.61% 1.11% 0.61% 0.61% 0.61%	January 1, 2015 January 1, 2015 January 1, 2015 January 1, 2015 January 1, 2015 January 1, 2015 January 1, 2015	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Equity and Income Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.75% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Floating Rate Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.00% 1.75% 1.25% 1.25% 1.25%	April 14, 2006 April 14, 2006 April 14, 2006 April 14, 2006 September 24, 2012 October 3, 2008	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Real Estate Income Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Growth and Income Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Low Volatility Equity Yield Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco S&P 500 Index Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Short Duration High Yield Municipal Fund
Class A Shares Class C Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual	0.79% 1.54% 0.54% 0.54%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016

Invesco Small Cap Discovery Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Strategic Real Return Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	0.82% less net AFFE* 1.57% less net AFFE* 1.07% less net AFFE* 0.57% less net AFFE* 0.57% less net AFFE* 0.57% less net AFFE*	April 30, 2014 April 30, 2014 April 30, 2014 April 30, 2014 April 30, 2014 April 30, 2014	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
See page 16 for footnotes to Exhibit A.

AIM Equity Funds (Invesco Equity Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Charter Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.90% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 September 25, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Diversified Dividend Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Summit Fund
Class A Shares Class B Shares Class C Shares Class P Shares Class R5 Shares Class S Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.85% 1.75% 1.90% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 25, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

AIM Funds Group (Invesco Funds Group)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco European Small Company Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Global Core Equity Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.50% 2.00% 2.00%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco International Small Company Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00% 2.00% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Small Cap Equity Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

AIM Growth Series (Invesco Growth Series)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Alternative Strategies Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	0.52% 1.27% 0.77% 0.27% 0.27% 0.27%	October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016

Invesco Balanced-Risk Retirement 2020 Fund
Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.25% 0.25% 1.00% 1.00% 1.00% 0.50% 0.00% 0.00% 0.50% 0.00%	November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 September 24, 2012 February 12, 2010 November 4, 2009	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco Balanced-Risk Retirement 2030 Fund
Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.25% 0.25% 1.00% 1.00% 1.00% 0.50% 0.00% 0.00% 0.50% 0.00%	November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 September 24, 2012 February 12, 2010 November 4, 2009	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco Balanced-Risk Retirement 2040 Fund
Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.25% 0.25% 1.00% 1.00% 1.00% 0.50% 0.00% 0.00% 0.50% 0.00%	November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 September 24, 2012 February 12, 2010 November 4, 2009	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Retirement 2050 Fund
Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.25% 0.25% 1.00% 1.00% 1.00% 0.50% 0.00% 0.00% 0.50% 0.00%	November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 September 24, 2012 February 12, 2010 November 4, 2009	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco Balanced-Risk Retirement Now Fund
Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.25% 0.25% 1.00% 1.00% 1.00% 0.50% 0.00% 0.00% 0.50% 0.00%	November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 February 12, 2010 November 4, 2009 November 4, 2009 September 24, 2012 February 12, 2010 November 4, 2009	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco Conservative Allocation Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class S Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.75% 1.25% 1.40% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Convertible Securities Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.46% 2.21% 2.21% 1.71% 1.21% 1.21%	May 1, 2015 May 1, 2015 May 1, 2015 May 1, 2015 May 1, 2015 May 1, 2015	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco Growth Allocation Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class S Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.90% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Income Allocation Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	0.25% 1.00% 1.00% 0.50% 0.00% 0.00%	May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco International Allocation Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.50% 2.00% 2.00%	May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Mid Cap Core Equity Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Moderate Allocation Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class S Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.75% 1.25% 1.40% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Multi-Asset Inflation Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.36% less net AFFE* 2.11% less net AFFE* 1.61% less net AFFE* 1.11% less net AFFE* 1.11% less net AFFE* 1.11% less net AFFE*	October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014	April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016 April 30, 2016

Invesco Small Cap Growth Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco U.S. Mortgage Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

See page 16 for footnotes to Exhibit A.

AIM International Mutual Funds (Invesco International Mutual Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Asia Pacific Growth Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco European Growth Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.50% 2.00% 2.25%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30, 2016 June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Growth Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00% 2.00% 2.00%	January 1, 2013 January 1, 2013 January 1, 2013 January 1, 2013 January 1, 2013 January 1, 2013	June 30, 2016 June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Opportunities Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.36% 2.11% 1.61% 1.11% 1.11% 1.11%	August 1, 2012 August 1, 2012 August 1, 2012 August 1, 2012 September 24, 2012 August 1, 2012	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Global Small & Mid Cap Growth Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco International Core Equity Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.50% 2.00% 2.00% 2.00% 2.25%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009 July 1, 2009	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco International Growth Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.50% 2.00% 2.00% 2.00%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Select Opportunities Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.51% 2.26% 1.76% 1.26% 1.26% 1.26%	August 1, 2012 August 1, 2012 August 1, 2012 August 1, 2012 September 24, 2012 August 1, 2012	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

AIM Investment Funds (Invesco Investment Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco All Cap Market Neutral Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.62% 2.37% 1.87% 1.37% 1.37% 1.37%	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Balanced-Risk Allocation Fund[3]
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund[4]
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2014 July 1, 2014 July 1, 2014 July 1, 2014 July 1, 2014 July 1, 2014 July 1, 2014	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Developing Markets Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00% 2.00% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Emerging Markets Equity Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.85% 2.60% 2.10% 1.60% 1.60% 1.60%	May 11, 2011 May 11, 2011 May 11, 2011 May 11, 2011 September 24, 2012 May 11, 2011	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Emerging Market Local Currency Debt Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.24% 1.99% 1.99% 1.49% 0.99% 0.99% 0.99%	June 14, 2010 June 14, 2010 June 14, 2010 June 14, 2010 June 14, 2010 June 14, 2010 September 24, 2012	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Endeavor Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Health Care Fund
Class A Shares Class B Shares Class C Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Infrastructure Fund
Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.40% 2.15% 1.65% 1.15% 1.15% 1.15%	May 2, 2014 May 2, 2014 May 2, 2014 May 2, 2014 May 2, 2014 May 2, 2014	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Global Markets Strategy Fund[5]
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.80% less net AFFE* 2.55% less net AFFE* 2.05% less net AFFE* 1.55% less net AFFE* 1.55% less net AFFE* 1.55% less net AFFE*	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Global Market Neutral Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.62% 2.37% 1.87% 1.37% 1.37% 1.37%	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Global Targeted Returns Fund[6]
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.80% less net AFFE* 2.55% less net AFFE* 2.05% less net AFFE* 1.55% less net AFFE* 1.55% less net AFFE* 1.55% less net AFFE*	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Greater China Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.00% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco International Total Return Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.10% 1.85% 1.85% 0.85% 0.85% 0.85%	March 31, 2006 March 31, 2006 March 31, 2006 October 3, 2008 September 24, 2012 March 31, 2006	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Long/Short Equity Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.87% 2.62% 2.12% 1.62% 1.62% 1.62%	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Low Volatility Emerging Markets Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.72% 2.47% 1.97% 1.47% 1.47% 1.47%	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco MLP Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	August 29, 2014 August 29, 2014 August 29, 2014 August 29, 2014 August 29, 2014 August 29, 2014	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Macro International Equity Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.43% 2.18% 1.68% 1.18% 1.18% 1.18%	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Macro Long/Short Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.87% 2.62% 2.12% 1.62% 1.62% 1.62%	December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013 December 17, 2013	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Pacific Growth Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.25% 3.00% 3.00% 2.50% 2.00% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Premium Income Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.05% 1.80% 1.30% 0.80% 0.80% 0.80%	March 1, 2015 March 1, 2015 March 1, 2015 March 1, 2015 March 1, 2015 March 1, 2015	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Select Companies Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30. 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Strategic Income Fund
Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares	Contractual Contractual Contractual Contractual Contractual Contractual	0.85% less net AFFE* 1.60% less net AFFE* 1.10% less net AFFE* 0.60% less net AFFE* 0.60% less net AFFE* 0.60% less net AFFE*	May 2, 2014 May 2, 2014 May 2, 2014 May 2, 2014 May 2, 2014 May 2, 2014	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

Invesco Unconstrained Bond Fund
Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.04% less net AFFE* 1.79% less net AFFE* 1.29% less net AFFE* 0.79% less net AFFE* 0.79% less net AFFE* 0.79% less net AFFE*	October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014 October 14, 2014	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Corporate Bond Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.75% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Global Real Estate Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco High Yield Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25% 1.25% 1.25% 1.50%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Limited Maturity Treasury Fund
Class A Shares Class A2 Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual	1.50% 1.40% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Real Estate Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Short Term Bond Fund
Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	1.40% 1.75%[2] 1.75% 1.25% 1.25% 1.25%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco U.S. Government Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.75% 1.25% 1.25% 1.50%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

AIM Sector Funds (Invesco Sector Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Value Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Comstock Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Energy Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75% 1.75% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Dividend Income Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.14% 1.89% 1.89% 0.89% 0.89% 0.89% 1.14%	September 1, 2014 September 1, 2014 September 1, 2014 September 1, 2014 September 1, 2014 September 1, 2014 September 1, 2014	August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Gold & Precious Metals Fund
Class A Shares Class B Shares Class C Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Mid Cap Growth Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	1.15% 1.90% 1.90% 1.40% 0.90% 0.90% 0.90%	July 15, 2013 July 15, 2013 July 15, 2013 July 15, 2013 July 15, 2013 July 15, 2013 July 15, 2013	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015

Invesco Mid Cap Growth Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75% 1.75%	August 1, 2015 August 1, 2015 August 1, 2015 August 1, 2015 August 1, 2015 August 1, 2015 August 1, 2015	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Small Cap Value Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Technology Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares Investor Class Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75% 1.75% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Technology Sector Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 1.75%	February 12, 2010 February 12, 2010 February 12, 2010 February 12, 2010	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Value Opportunities Fund
Class A Shares Class B Shares Class C Shares Class R Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual Contractual	2.00% 2.75% 2.75% 2.25% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco High Yield Municipal Fund
Class A Shares Class B Shares Class C Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

See page 16 for footnotes to Exhibit A.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Intermediate Term Municipal Income Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	0.80% 1.55% 1.55% 0.55%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Municipal Income Fund
Class A Shares Class B Shares Class C Shares Class Y Shares Investor Class	Contractual Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25% 1.50%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 15, 2013	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco New York Tax Free Income Fund
Class A Shares Class B Shares Class C Shares Class Y Shares	Contractual Contractual Contractual Contractual	1.50% 2.25% 2.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Invesco Limited Term Municiipal Income Fund
Class A Shares Class A2 Shares Class C Shares Class R5 Shares Class Y Shares	Contractual Contractual Contractual Contractual Contractual	1.50% 1.25% 2.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 June 30, 2013 July 1, 2012 July 1, 2012	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016

Invesco Management Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Conservative Income Fund
Institutional Class	Contractual	0.28%	July 1, 2014	December 31, 2015

Invesco Securities Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Aggressive Allocation Fund	Contractual	1.15% less net AFFE*	January 16, 2013	February 29, 2016

*	Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.
[1]	The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
[2]	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
[3]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
[4]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
[5]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
[6]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

EXHIBIT “B” – INSTITUTIONAL MONEY MARKET FUNDS1,2

Short-Term Investments Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Government & Agency Portfolio
Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.22%[2] 0.17% 0.14% 0.69%[2] 0.44%[2] 1.01%[2] 0.30%[2]	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

Government TaxAdvantage Portfolio
Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.22%[2] 0.17% 0.14% 0.69%[2] 0.39%[2] 1.01%[2] 0.30%[2]	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

Liquid Assets Portfolio
Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.22%[2] 0.17% 0.14% 0.69%[2] 0.44%[2] 1.01%[2] 0.34%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

STIC Prime Portfolio
Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.22%[2] 0.17% 0.14% 0.69%[2] 0.44%[2] 1.01%[2] 0.30%[2]	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

Tax-Free Cash Reserve Portfolio[3]
Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.33%[2] 0.28% 0.25% 0.80%[2] 0.50%[2] 1.12%[2] 0.41%[2]	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

Treasury Portfolio
Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	Contractual Contractual Contractual Contractual Contractual Contractual Contractual	0.22%[2] 0.17% 0.14% 0.69%[2] 0.44%[2] 1.01%[2] 0.30%[2]	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015

[1]	The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
[2]	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
[3]	The expense limitation also excludes Trustees’ fees and federal registration expenses.

EXHIBIT “C” – VARIABLE INSURANCE FUNDS

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. American Franchise Fund
Series I Shares	Contractual	2.00%	July 1, 2014	June 30, 2016
Series II Shares	Contractual	2.25%	July 1, 2014	June 30, 2016

Invesco V.I. American Value Fund
Series I Shares	Contractual	2.00%	July 1, 2012	June 30, 2016
Series II Shares	Contractual	2.25%	July 1, 2012	June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund[1]
Series I Shares	Contractual	0.80% less net AFFE*	May 1, 2014	April 30, 2016
Series II Shares	Contractual	1.05% less net AFFE*	May 1, 2014	April 30, 2016

Invesco V.I. Comstock Fund
Series I Shares	Contractual	0.78%	May 1, 2013	April 30, 2016
Series II Shares	Contractual	1.03%	May 1, 2013	April 30, 2016

Invesco V.I. Core Equity Fund
Series I Shares	Contractual	2.00%	May 1, 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

Invesco V.I. Core Plus Bond Fund
Series I Shares	Contractual	0.61%	April 30, 2015	April 30, 2016
Series II Shares	Contractual	0.86%	April 30, 2015	April 30, 2016

Invesco V.I. Diversified Dividend Fund
Series I Shares	Contractual	2.00%	May 1, 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
Series I Shares	Contractual	2.00%	July 1, 2012	June 30, 2016
Series II Shares	Contractual	2.25%	July 1, 2012	June 30, 2016

Invesco V.I. Equity and Income Fund
Series I Shares	Contractual	1.50%	July 1, 2012	June 30, 2016
Series II Shares	Contractual	1.75%	July 1, 2012	June 30, 2016

Invesco V.I. Global Core Equity Fund
Series I Shares	Contractual	2.25%	July 1, 2012	June 30, 2016
Series II Shares	Contractual	2.50%	July 1, 2012	June 30, 2016

Invesco V.I. Global Health Care Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

Invesco V.I. Global Real Estate Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

[1]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Government Securities Fund
Series I Shares	Contractual	1.50%	May 1, 2013	June 30, 2016
Series II Shares	Contractual	1.75%	May 1, 2013	June 30, 2016

Invesco V.I. Growth and Income Fund
Series I Shares	Contractual	0.78%	May 1. 2013	April 30, 2016
Series II Shares	Contractual	1.03%	May 1, 2013	April 30, 2016

Invesco V.I. High Yield Fund
Series I Shares	Contractual	1.50%	May 1, 2014	June 30, 2016
Series II Shares	Contractual	1.75%	May 1, 2014	June 30, 2016

Invesco V.I. International Growth Fund
Series I Shares	Contractual	2.25%	July 1, 2012	June 30, 2016
Series II Shares	Contractual	2.50%	July 1, 2012	June 30, 2016

Invesco V.I. Managed Volatility Fund
Series I Shares	Contractual	2.00%	May 1, 2015	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2015	June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

Invesco V.I. Mid Cap Growth Fund
Series I Shares	Contractual	2.00%	July 1, 2014	June 30, 2016
Series II Shares	Contractual	2.25%	July 1, 2014	June 30, 2016

Invesco V.I. Money Market Fund
Series I Shares	Contractual	1.50%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	1.75%	May 1, 2013	June 30, 2016

Invesco V.I. S&P 500 Index Fund
Series I Shares	Contractual	2.00%	July 1, 2012	June 30, 2016
Series II Shares	Contractual	2.25%	July 1, 2012	June 30, 2016

Invesco V.I. Small Cap Equity Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

Invesco V.I. Technology Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

Invesco V.I. Value Opportunities Fund
Series I Shares	Contractual	2.00%	May 1. 2013	June 30, 2016
Series II Shares	Contractual	2.25%	May 1, 2013	June 30, 2016

*	Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

EXHIBIT “D” – CLOSED-END FUNDS

Invesco California Value Municipal Income Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Commitment End Date
Invesco California Value Municipal Income Trust	Voluntary	0.52%	August 27, 2012	June 30, 2016

Invesco California Value Municipal Income Trust	Voluntary	0.73%	July 1, 2016	N/A

Invesco Municipal Opportunity Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Commitment End Date
Invesco Municipal Opportunity Trust	Voluntary	0.89%	November 1, 2014	N/A

Invesco Quality Municipal Income Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Commitment End Date
Invesco Quality Municipal Income Trust	Voluntary	0.50%	October 15, 2012	N/A

Invesco Trust for Investment Grade New York Municipals

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Commitment End Date
Invesco Trust for Investment Grade New York Municipals	Voluntary	0.69%	August 27, 2012	N/A

Invesco Value Municipal Income Trust

Fund	Contractual/ Voluntary	Expense Limitation	Effective Date of Current Limit	Commitment End Date
Invesco Value Municipal Income Trust	Voluntary	0.70%	January 1, 2015	June 30, 2016